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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   Form 8-K/A

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 2004

                              Ark Restaurants Corp.
             (Exact name of registrant as specified in its charter)

                                     0-14030
                            (Commission File Number)

         New York                            13-3156768
 ---------------------------           --------------------------------
(State or other jurisdiction          (I.R.S. Employer Identification)
      of incorporation)

                                 85 Fifth Avenue
                               New York, NY 10003
             (Address of principal executive offices, with zip code)

                                 (212) 206-8800
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         This Current Report on Form 8-K/A is being filed to revise the Current Report on Form 8-K originally dated January 15, 2003 filed in connection with a change in the certifying accountant of Ark Restaurants Corp. (the "Company"). The purpose of this amendment is to state whether the Company's former accountant, Deloitte & Touche LLP, resigned, declined to stand for reelection or was dismissed as required by Item 304(a)(1)(i) of Regulation S-K.

         On January 9, 2004, the audit committee of Ark Restaurants Corp. (the "Company") engaged J.H. Cohn LLP as the Company's independent auditor to audit the Company's consolidated financial statements for the year ending October 2, 2004. On the same date the Company's former accountant, Deloitte & Touche LLP, was dismissed.

ITEM 7. Financial Statements and Exhibits.

         Exhibit 16. Letter from Deloitte & Touche LLP regarding change in certifying accountant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ARK RESTAURANT CORP.


                                         By:  /s/ Michael Weinstein
                                              ---------------------
                                         Chief Executive Officer


Date: January 16, 2004



INDEX TO EXHIBITS

Exhibit   Description
-------   -----------

   16 Letter from Deloitte & Touche LLP regarding change in certifying accountants.